UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 2006


                               NUTRITION 21, INC.

             (Exact name of registrant as specified in its charter)

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           New York                       0-14983                 11-2653613
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(State or Other Jurisdiction of   (Commission file Number)      (IRS Employer
        Incorporation)                                       Identification No.)
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4 Manhattanville Road, Purchase, New York                           10577
 (Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01  Other Events

On January 30, 2006, Nutrition 21, Inc. (the "Company") received written notification from The Nasdaq Stock Market ("Nasdaq") stating that the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least 10 consecutive business days. Accordingly, the Company has regained compliance with Nasdaq Marketplace Rule 4310(c)(4).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                             Nutrition 21, Inc.
                                                (Registrant)


Date:  February 1, 2006                      By: /s/ Paul Intlekofer
                                                 -------------------
                                                 Paul Intlekofer
                                                 Chief Operating Officer & CFO